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                                                                     EXHIBIT 23


                       CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-3 No. 33-51335) of PACCAR Financial Corp. and in the related Prospectus of our report dated February 16, 1999 with respect to the financial statements of PACCAR Financial Corp. included in this Annual Report (Form 10-K) for the year ended December 31, 1998.


                                       /S/ Ernst & Young LLP




Seattle, Washington
March 23, 1999


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